UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 4)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): (June 14, 2012)

FLUX POWER HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or Other Jurisdiction of Incorporation)	000-25909 (Commission File Number)	86-0931332 (IRS Employer Identification No.)

2240 Auto Park Way, Escondido, California (Address of Principal Executive Offices)	92029 (Zip Code)

877-505-3589
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

¨ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¨ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¨ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On June 18, 2012, Flux Power Holdings, Inc., a Nevada corporation (the “Company”), filed a Current Report on Form 8-K (the “Original Filing”) reporting the closing of a share exchange transaction with Flux Power, Inc., a California corporation (“Flux Power”) and its shareholders that resulted in Flux Power becoming a wholly owned subsidiary and new operating business of the Company (the “Reverse Acquisition”). The Company filed Amendment Nos. 1, 2, and 3 to the Original Filing on August 6, 2012, August 29, 2012, and October 5, 2012, respectively, in response to certain comments received from the Staff of the Securities and Exchange Commission (the “Staff”).  In the Original Filing and subsequent amendments, the Company requested confidential treatment of certain portions of Exhibit 10.10.  In response to the Staff’s comments concerning these requests, this Amendment No. 4 to the Original Filing is being filed to include a revised version of Exhibit 10.10.  Unless otherwise stated, all information contained in this Form 8-K/A is as of June 18, 2012, the filing date of the Original Filing. This Form 8-K/A does not reflect events or transactions occurring after such filing date or modify or update those disclosures in the Original Filing, as amended by Amendment Nos. 1, 2, and 3, that may have been affected by events or transactions occurring subsequent to such filing date.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
2.1	Securities Exchange Agreement dated May 18, 2012 (1)
2.2	Amendment No. 1 to the Securities Exchange Agreement dated June 13, 2012 (2)
3.1	Restated Articles of Incorporation (4)
3.2	Amended and Restated Bylaws of Flux Power Holdings, Inc. (3)
10.1	Esenjay Secondary Revolving Promissory Note for Operating Capital dated October 1, 2011 (2)
10.2	Esenjay Bridge Loan Promissory Note dated March 7, 2012 (2)
10.3	Amended and Restated Terms of Employment with Chris Anthony with an effective date of January 1, 2010 (2)
10.4	Terms of Employment with Steve Jackson dated January 12, 2012 (2)
10.5	Flux Power, Inc. 2010 Stock Plan (2)
10.6	Flux Power, Inc. 2010 Stock Plan: Form of Stock Option Agreement (2)
10.7	LHV Power Corporation Term Sheet dated June 19, 2009 (2)
10.8	LHV Manufacturing Implementation Agreement dated August 1, 2009 (2)
10.9	GreenTech Automotive, Inc. Purchase Order Terms and Conditions(6)
10.10	NACCO Materials Handling Group, Inc. Prototype Agreement dated February 6, 2012* (CT)
10.11	Baytree Capital Advisory Agreement dated June 14, 2012 (2)
10.12	Form of Indemnification Agreement (2)
10.13	Vendor Agreement dated January 15, 2010(5)
16.1	Letter from Friedman LLP re: change in certifying accountant dated June 18, 2012 (2)
21.1	Subsidiaries (2)
99.1	Audited financial statement of Flux Power, Inc. as of and for the fiscal years ended June 30, 2011 and 2010 (the 2010 fiscal year covered a period of eight months) (4)
99.2	Unaudited condensed financial statements of Flux Power, Inc. as of March 31, 2012 and for the nine months ended March 31, 2012 and 2011(4)
99.3	Unaudited Pro Forma Combined Financial Information of Flux Power Holdings, Inc. and its subsidiaries(4)

* Filed herewith.
(1) Incorporated by reference to Form 8-K filed with the SEC on May 24, 2012
(2) Incorporated by reference to Form 8-K filed with the SEC on June 18, 2012

(3) Incorporated by reference to Form 8-K filed with the SEC on May 31, 2012
(4) Incorporated by reference to Form 8-K/A (Amendment No. 1) filed with the SEC on August 6, 2012
(5) Incorporated by reference to Form 8-K/A (Amendment No. 2) filed with the SEC on August 29, 2012
(6) Incorporated by reference to Form 8-K/A (Amendment No. 3) filed with the SEC on October 5, 2012
(CT) Application has been made to the SEC to seek confidential treatment of certain portions of Exhibit 10.10 under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Flux Power Holdings, Inc.,
A Nevada Corporation

Dated: October 24, 2012	/s/ Craig Miller
Craig Miller, Chief Intellectual Property Officer and Corporate Secretary

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